SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

                            January 29, 2004

Date of Report (Date of earliest event reported)

Capital One Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	1-13300 (Commission File Number)	54-1719854 (IRS Employer Identification No.)

1680 Capital One Drive
McLean, VA	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

Item 5. Other Events.

(a) See attached Press Release, at Exhibit 99.1.

(b) Cautionary Factors

This document and the attached press release contain forward-looking statements which involve a number of risks and uncertainties. The Company cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information as a result of various factors including, but not limited to, the following:

•	regulatory or other developments that may affect the Company’s businesses or its future relationship with its regulators;

•	financial, legal, regulatory, accounting or other changes that may affect the Company’s strategic plan or business practices;

•	the ability of the Company to continue to support and build corporate controls;

•	the ability of the Company to recruit experienced personnel to assist in the management and operations of new products and services; and

•	other factors listed from time to time in the Company’s SEC reports, including, but not limited to, the Quarterly Report on Form 10-Q for the three months ended September 30, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1.    Press Release of the Company dated January 29, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: January 29, 2004	By: /s/ RICHARD D. FAIRBANK
Richard D. Fairbank
Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release of the Company dated January 29, 2004